SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2013

Alaska Pacific Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Alaska	0-26003	92-0167101
State or other jurisdiction	Commission	I.R.S. Employer
of incorporation	File Number	Identification No.

2094 Jordan Avenue, Juneau, Alaska		99801
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code): (907) 789-4844

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 8.01  Other Events

On October 22, 2013, Northrim BanCorp, Inc. (“Northrim BanCorp”) and Alaska Pacific Bancshares, Inc. (“Alaska Pacific Bancshares”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of October 21, 2013, providing for the merger of Alaska Pacific Bancshares with and into Northrim BanCorp.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information

In connection with the proposed merger, Northrim BanCorp will file with the United States Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a Proxy Statement of Alaska Pacific Bancshares and a Prospectus of Northrim BanCorp, as well as other relevant documents concerning the proposed transaction.  Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.  A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Northrim BanCorp and Alaska Pacific Bancshares, may be obtained at the SEC’s Internet site (http://www.sec.gov).

Northrim BanCorp and Alaska Pacific Bancshares and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Alaska Pacific Bancshares in connection with the proposed merger.  Information about the directors and executive officers of Northrim BanCorp is set forth in the proxy statement for Northrim BanCorp’s 2013 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 15, 2013.  Information about the directors and executive officers of Alaska Pacific Bancshares is set forth in the proxy statement for Alaska Pacific Bancshares’ 2013 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on April 9, 2013.  Additional information regarding the interests of these participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available.  Free copies of this document may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This document contains certain “forward-looking statements” that are subject to risks and uncertainties. These statements include, but are not limited to, descriptions of Northrim BanCorp’s and Alaska Pacific Bancshares’ financial condition, results of operations, asset and credit quality trends and profitability and statements about the expected timing, completion, financial benefits and other effects of the proposed merger. All statements, other than statements of historical fact, regarding the financial position, business strategy and respective management’s plans and objectives for future operations of each of Northrim BanCorp and Alaska Pacific Bancshares are forward-looking statements. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof.  When used in this report, the words “anticipate,” “believe,” “estimate,” “expect,” and “intend” and words or phrases of similar meaning, as they relate to Northrim BanCorp, Northrim BanCorp management, Alaska Pacific Bancshares, or Alaska Pacific Bancshares management are intended to help identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Although we believe that management’s respective expectations as reflected in forward-looking statements are reasonable, we cannot assure readers that those expectations will prove to be correct.  Forward-looking statements are subject to various risks and uncertainties that may cause actual results to differ materially and adversely from expectations as indicated in the forward-looking statements.  These risks and uncertainties include: expected cost savings, synergies and other financial benefits from the proposed merger might not be realized within the expected time frames and costs or difficulties relating to integration matters might be greater than expected; the requisite shareholder and regulatory approvals for the proposed merger might not be obtained; and the ability of Northrim BanCorp and Alaska Pacific Bancshares to execute their respective business plans (including the proposed merger).  Further, actual results may be affected by the ability to compete on price and other factors with other financial institutions; customer acceptance of new products and services; the regulatory environment in which we operate; and general trends in the local, regional and national banking industry and economy as those factors relate to the cost of funds and return on assets.  In addition, there are risks inherent in the banking industry relating to collectibility of loans and changes in interest rates.  Many of these risks, as well as other risks that may have a material adverse impact on our operations and business, are identified in other filings of Northrim BanCorp and Alaska Pacific Bancshares made with the SEC.  However, you should be aware that these factors are not an exhaustive list, and you should not assume these are the only factors that may cause our actual results to differ from our expectations.  Northrim BanCorp and Alaska Pacific Bancshares undertake no obligation to publicly update or revise any forward-looking statement to reflect new information, events, conditions or otherwise.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

The following exhibit is being filed herewith:

99.1 Joint Press Release dated October 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALASKA PACIFIC BANCSHARES, INC.

DATE: October 22, 2013	By:	/s/ Craig E. Dahl
Craig E. Dahl President and Chief Executive Officer